                                SCHEDULE 14A

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             READ-RITE CORPORATION
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                                      LOGO

                             READ-RITE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 24, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Read-Rite Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, February 24, 1998, at 10:00 a.m., local time, at the Company's facility at 44100 Osgood Road, Fremont, California, for the following purposes:

     1. To elect five directors to serve for the ensuing year or until their successors are duly elected and qualified.

     2. To amend the Company's 1995 Stock Plan to increase the number of shares reserved for issuance thereunder by 2,250,000 shares.

     3. To amend the Company's 1995 Stock Plan to increase the number of shares that may be granted to an employee in any one fiscal year from 250,000 shares to 500,000 shares, to increase the number of shares that may be granted to an employee upon initial employment from 250,000 shares to 500,000 shares and to provide that an employee may be granted up to an additional 500,000 shares in any fiscal year (other than the first fiscal year of employment) that the employee receives a promotion.

     4. To amend the Company's 1991 Director Option Plan to increase the number of shares reserved for issuance thereunder by 150,000 shares.

     5. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the 1998 fiscal year.

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 30, 1997 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please sign and return the enclosed proxy as promptly as possible in the prepaid postage envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          THE BOARD OF DIRECTORS

Milpitas, California
January 20, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO
           COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                             READ-RITE CORPORATION
                             345 LOS COCHES STREET
                           MILPITAS, CALIFORNIA 95035

                            ------------------------

                            PROXY STATEMENT FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Read-Rite Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, February 24, 1998, at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's facility at 44100 Osgood Road, Fremont, California.

     The proxy solicitation materials were mailed on or about January 20, 1998 to all stockholders of record on December 30, 1997 (the "Record Date").

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company at the above address written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. ABSTAIN votes will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has not voted. Thus, a broker non-vote will not effect the outcome of the voting on a particular proposal.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company has retained Georgeson & Company Inc. to act as proxy solicitor for the Annual Meeting at a cost of approximately $7,500, plus expenses. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile or telegram.

RECORD DATE AND PRINCIPAL OWNERSHIP

     Stockholders of record at the close of business on December 30, 1997 are entitled to notice of the meeting and to vote at the meeting. At the record date, 48,309,913 shares of the Company's Common Stock were issued and outstanding. As of December 30, 1997, the following entities were known by the Company to be the beneficial owners of more than 5% of the Company's Common
Stock:

                                                                 NUMBER OF     PERCENT OF
                                 NAME                             SHARES         TOTAL
        -------------------------------------------------------  ---------     ----------
        J&W Seligman & Co. Inc.(1).............................  4,598,700        9.5%
          100 Park Avenue, 8th Floor
          New York, NY 10017
        Pioneering Management Corporation(2)...................  4,000,000        9.2%
          60 State Street
          Boston, MA 02109-1820

---------------

(1) Based on information received from J&W Seligman & Co. Inc. as of December 30, 1997.

(2) Based on information received from Pioneering Management Corporation as of December 30, 1997.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders of the Company may submit proposals which they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. In accordance with the Company's Bylaws and applicable rules under the Securities Exchange Act of 1934, as amended, any such proposal or nomination must be submitted in writing to the Secretary of the Company no later than September 22, 1998. As set forth in the Company's Bylaws, this submission must include certain specified information concerning the proposal or nominee, as the case may be. Proposals or nominations not meeting these requirements will not be entertained at the Annual Meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of submitting such a proposal.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEES

     A board of five directors is to be elected at the Annual Meeting of Stockholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting of Stockholders, the proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of the office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     Fred Schwettmann, a director of the Company since May 1993 and the Company President and Chief Operating Officer from May 1993 through April 1997, will be leaving the Board of Directors at the end of his current term and will not be standing for reelection at the Annual Meeting. The Company wishes to thank Mr. Schwettmann for his excellent service.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The five candidates receiving the highest number of "FOR" votes shall be elected to the Company's Board of Directors.

     The Board of Directors recommends that the stockholders vote "FOR" the nominees listed below:

          NAME            AGE                 PRINCIPAL OCCUPATION
------------------------  ---     ---------------------------------------------
Cyril J. Yansouni.......   55     Chairman of the Board of Directors and Chief
                                  Executive Officer of the Company
John G. Linvill.........   78     Professor Emeritus, Stanford University
William J. Almon........   65     Chairman and Chief Executive Officer of
                                  StorMedia, Inc.
Michael L. Hackworth....   56     Chairman and Chief Executive Officer of
                                  Cirrus Logic, Inc.
Matthew J. O'Rourke.....   59     Retired Partner, Price Waterhouse LLP

     Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five years. There is no family relationship among any directors or executive officers of the Company.

     Mr. Yansouni has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since March 1991. Prior to joining the Company, Mr. Yansouni was with Unisys Corporation, a manufacturer of computer systems, from December 1988 to February 1991, where he served in various senior management capacities, most recently as an Executive Vice President. From October 1986 to December 1988, Mr. Yansouni was President of Convergent Technologies, a manufacturer of computer systems which was acquired by Unisys Corporation in December 1988. From 1967 to 1986, Mr. Yansouni was at Hewlett-Packard Company, where he served in a variety of technical and management positions, most recently as Vice President and General Manager of the Personal Computer Group. Mr. Yansouni received his M.S. degree in electrical engineering from Stanford University and his B.S. degree in electrical engineering and mechanical engineering from the University of Louvain, Belgium. Mr. Yansouni is also a director of Informix Software, Inc. and PeopleSoft, Inc., both software companies, of Raychem Corporation, a material sciences manufacturing company, and of ActivCard, a manufacturer of network access security systems.

     Dr. Linvill has been a director of the Company since August 1991. Dr. Linvill has been a faculty member at Stanford University since 1955. Since 1989, he has been Professor Emeritus, and from 1980 to 1990, he was Director of the Center for Integrated Systems in Stanford's Electrical Engineering Department. Dr. Linvill received his A.B. degree in mathematics and physics from William Jewel College and his S.B., S.M. and Sc.D. degrees in electrical engineering from the Massachusetts Institute of Technology.

     Mr. Almon has been a director of the Company since December 1994. Since May 1994, Mr. Almon has been Chairman and Chief Executive Officer of StorMedia, Inc., a manufacturer of thin film magnetic disks for rigid disk drives. From 1989 to 1992, Mr. Almon served as the President and Chief Operating Officer of Conner Peripherals, Inc., a disk drive manufacturer, which was acquired by Seagate Technology, Inc., a customer of the Company. Mr. Almon received his B.S. degree from the United States Military Academy at West Point, and pursued graduate studies at the Georgetown University School of Economics. Mr. Almon is also a director of Sigma Designs, Inc., a multimedia company, and of International Manufacturing Services, a contract manufacturer.

     Mr. Hackworth has been a director of the Company since November 1995. Since August 1997, Mr. Hackworth has been the Chairman and Chief Executive Officer of Cirrus Logic, Inc, a manufacturer of semiconductors. Previously, Mr. Hackworth served as President, Chief Executive Officer and as a director of Cirrus Logic since he founded the company in January 1985. Prior to founding Cirrus Logic, Mr. Hackworth was employed by Signetics Corporation, most recently as Senior Vice President of MOS and Linear Products.

     Mr. O'Rourke has been a director of the Company since July 1996. He joined Price Waterhouse in 1960, was admitted to partnership in 1972 and worked in various Price Waterhouse offices throughout the United

States until his retirement in June 1996. He was a managing partner at Price Waterhouse's New York national office from 1994 through June 1996, prior to which he served as the managing partner for Northern California. Mr. O'Rourke holds a B.S. degree in Economics from Villanova University(Pennsylvania), and is a Certified Public Accountant in a number of states, including California.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of December 30, 1997 by each director(including the Company's Chief Executive Officer), by the five other most highly compensated executive officers of the Company (one of whom was not serving as an executive officer at the end of the fiscal year) whose compensation exceeded $100,000 for fiscal 1997 (such officers, together with the Chief Executive Officer, are collectively referred to as the "Named Executive Officers"), and by all current directors and executive officers as a group:

                                                                 NUMBER OF     PERCENT OF
                                 NAME                             SHARES         TOTAL
        -------------------------------------------------------  ---------     ----------
        Cyril J. Yansouni(l)...................................    969,022         2.0%
        Fred Schwettmann(2)....................................    131,391           *
        John G. Linvill(3).....................................     28,500           *
        William J. Almon(4)....................................     11,500           *
        Michael L. Hackworth(5)................................      4,500           *
        Matthew J. O'Rourke(6).................................      2,700           *
        Alan S. Lowe(7)........................................    133,196           *
        Michael A. Klyszeiko(8)................................    126,422           *
        Peter G. Bischoff(9)...................................    200,746           *
        Ralph Patterson(10)....................................     34,559           *
        All directors and executive officers and as a group
          (13 persons)(11).....................................  1,900,953         3.9%

---------------

 *  Less than 1%

 (1) Includes 732,318 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (2) Includes 126,502 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (3) Includes 25,500 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (4) Includes 10,500 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (5) Represents shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (6) Includes 1,500 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (7) Includes 110,051 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (8) Includes 125,951 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

 (9) Includes 196,888 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

(10) Includes 32,500 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

(11) Includes 1,620,314 shares issuable upon the exercise of stock options to purchase shares of Common Stock which are exercisable within 60 days of December 30, 1997.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held 12 meetings during fiscal 1997.

     The Audit Committee held 4 meetings during fiscal 1997. During fiscal 1997 the Audit Committee consisted of Messrs. Linvill, Almon, Hackworth and O'Rourke. The Audit Committee reviews the financial statements and the internal financial reporting systems and controls of the Company with the Company's management and independent auditors, recommends resolutions for any dispute between the Company's management and its auditors, and reviews other matters relating to the relationship of the Company with its auditors.

     The Compensation Committee held 2 meetings during fiscal 1997. During fiscal 1997 the Compensation Committee consisted of Messrs. Linvill, Almon, Hackworth and O'Rourke. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policies and administers the Company's stock option plans and Employee Stock Purchase Plan (the "Purchase Plan").

     The Board of Directors currently has no nominating committee or committee performing a similar function.

     Messrs. Yansouni, Schwettmann, Almon, Linvill and O'Rourke participated in all meetings of the Board of Directors held during fiscal 1997. Mr. Almon, Linvill and O'Rourke further participated in all meetings of the Audit Committee and the Compensation Committee held during fiscal 1997. Mr. Hackworth participated in all meetings of the Board of Directors except four, all meetings of the Audit Committee except one, and all meetings of the Compensation Committee.

COMPENSATION OF DIRECTORS

     Each nonemployee director of the Company receives a fee of $2,000 per quarter, plus $1,000 for each board meeting attended and $500 for each board committee meeting attended. Nonemployee directors also participate in the Company's 1991 Director Option Plan (the "Director Plan"). Under the Director Plan, each new nonemployee director is automatically granted a nonstatutory option to purchase 6,000 shares of Common Stock on the date upon which he or she first becomes a director. Thereafter, on July 1 of each year, each nonemployee director automatically receives a nonstatutory option to purchase 6,000 shares of the Company's Common Stock. Options granted under the Director Plan generally have a term of ten years unless terminated sooner after termination of the optionee's status as a director or otherwise pursuant to the Director Plan. The exercise price of each option granted under the Director Plan is equal to the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan prior to December 1995 vest over three years (25% after one year, 25% after two years, and 50% after three years); effective December 1995, the Board of Directors extended vesting of future grants under the Director Plan to four years (25% on each of the first four anniversaries of the grant date). Effective July 1, 1997, Messrs. Almon, Hackworth, Linvill and O'Rourke were each granted options to purchase 6,000 shares of Common Stock under the Director Plan at an exercise price of $21.06 per share.

                       COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1997, the Compensation Committee consisted of Messrs. Linvill, Almon, Hackworth and O'Rourke. Each member of the Compensation Committee is a nonemployee director. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation for the Named Executive Officers for the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION (1)
                                     ------------------------------------------------       LONG-TERM
                                                          QUARTERLY                        COMPENSATION
                                                           VARIABLE                       --------------
                                                         COMPENSATION                      STOCK OPTION
                                     FISCAL               AND ANNUAL    OTHER ANNUAL          GRANTS
      NAME AND PRINCIPAL POSITION     YEAR     SALARY     BONUS (2)     COMPENSATION      (# OF SHARES)
    -------------------------------  ------   --------   ------------   -------------     --------------
    Cyril J. Yansouni..............   1997    $570,000     $815,000       $      --           100,000
      Chairman and Chief              1996     570,000       99,750              --                --
      Executive Officer               1995     500,000      520,000              --           122,672
    Fred Schwettmann (3)...........   1997     350,000      323,000              --            80,000
      President and Chief             1996     410,000       61,500              --                --
      Operating Officer (Retired)     1995     360,000      331,200              --            98,888
    Alan S. Lowe (3)...............   1997     266,000      333,000              --           110,000
      President and Chief             1996     242,000       24,200              --                --
      Operating Officer
    Michael A. Klyszeiko...........   1997     255,000      218,000              --            50,000
      Executive Vice President        1996     255,000       25,500              --            10,000
      Operations                      1995     240,000      140,160              --            45,480
    Peter G. Bischoff..............   1997     258,000      212,000         217,000(5)         50,000
      Executive Vice President        1996     245,000       25,800         200,155                --
      Opto Magnetic Division          1995     245,000      143,080         231,364            50,604
    Ralph Patterson (4)............   1997     243,000      203,000         129,000(6)         60,000
      Senior Vice President           1996     125,000       39,000          69,147(6)         70,000
      Research and Development

---------------

(1) Excludes certain perquisites and other amounts, such as car allowance, which for any executive officer did not exceed, in the aggregate, the lesser of $50,000 or 10% of the total annual salary and bonus for such executive officer. The Company has no restricted stock award programs, stock appreciation rights or long-term investment plans.

(2) Includes quarterly variable compensation and annual bonus awards earned for performance in the fiscal year noted even though portions of such amounts may be payable in subsequent years. Excludes quarterly variable compensation and annual bonus awards paid in the fiscal year noted but earned in prior years. Also excludes modified vesting of certain stock options granted to such officers under the Company's annual bonus programs. See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" below. Under the fiscal 1994 program, in October 1993, Messrs. Yansouni, Schwettmann, Bischoff, Klyszeiko and Lowe were granted options to purchase 49,959; 33,959; 19,591; 19,591; and 16,326 shares of Common Stock, respectively, at the then current fair market value of $9.875 per share. These options were scheduled to vest in six years, subject to earlier vesting based on Company and individual performance criteria. Under the Company's fiscal 1995 annual bonus program, vesting for 28,041; 19,002; 10,669; 10,451; and 9,103 of such shares, respectively, was modified such that 50% of such options vested as of October 1, 1995, 25% of such options vested on October 1, 1996, and 25% of such options vested on October 1, 1997. The remaining shares from the October 1993 grants will vest October 1, 1999, provided the employee remains an employee in good standing through such date. See "Board Compensation Committee Report on Executive Compensation -- Annual Bonus Program."

(3) In May 1997, Mr. Schwettmann retired from his duties as the Company's President and Chief Operating Officer. Mr. Lowe, formerly Senior Vice President, Customer Business Units, was promoted to President and Chief Operating Officer, succeeding Mr. Schwettmann.

(4) Mr. Patterson was hired in March 1996 as Senior Vice President, Research and Development. Mr. Patterson was not a Named Executive Officer during fiscal 1996.

(5) Mr. Bischoff's fiscal 1995 and 1996 compensation includes payments pursuant to Mr. Bischoff's retention agreement dated April 1991, whereby the Company deposited $1,000,000 into a trust account to be invested at Mr. Bischoff's direction. All accrued income from the investment of the trust principal was also paid to Mr. Bischoff at the time of each annual payment. Mr. Bischoff's fiscal 1997 compensation includes the first payment under the October 1995 extension of Mr. Bischoff's retention arrangements. See "Employment Arrangements."

(6) Mr. Patterson's other annual compensation includes payments pursuant to his employment agreement whereby Mr. Patterson received $96,000 and $62,000 in fiscal 1997 and 1996, respectively, for relocation purposes.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

     The following tables set forth information regarding stock options granted to and exercised by the Named Executive Officers during the last fiscal year, as well as options held by such officers as of September 28, 1997, the last day of the Company's 1997 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                                                                   VALUES AT ASSUMED
                                                                                      ANNUAL RATES
                                                                                     OF STOCK PRICE
                                              INDIVIDUAL GRANTS(1)               APPRECIATION (THROUGH
                                  --------------------------------------------    EXPIRATION DATE)(2)
                                            % OF TOTAL   EXERCISE                ----------------------
                                  OPTION     OPTIONS      PRICE     EXPIRATION      5%          10%
                NAME              GRANTS     GRANTED      ($/SH)       DATE      PER YEAR     PER YEAR
    ----------------------------  -------   ----------   --------   ----------   ---------   ----------
    Cyril J. Yansouni...........  100,000       4.1%      $15.38      10-01-06   $ 966,925   $2,450,379
    Fred Schwettmann............   80,000       3.2        15.38      10-01-06     773,540    1,960,303
    Alan S. Lowe................   60,000       2.4        15.38      10-01-06     580,155    1,470,227
                                   50,000(3)     2.0       25.88      04-30-07     813,632    2,061,904
    Michael A. Kyszeiko.........   50,000       2.0        15.38      10-01-06     483,463    1,225,190
    Peter G. Bischoff...........   50,000       2.0        15.38      10-01-06     483,463    1,225,190
    Ralph Patterson.............   60,000       2.4        15.38      10-01-06     580,155    1,470,227

---------------

(1) These options were granted under the Company's 1995 Stock Plan (the "1995 Plan") at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The 1995 Plan provides that in the event of a merger of the Company with or into another corporation or a sale of substantially all of the assets of the Company, each option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the options granted under the 1995 Plan, the optionee shall have the right to exercise the option as to all shares (including shares for which the option would not otherwise be exercisable) for a period of 15 days from the date the optionee receives notice thereof from the administrator. Options vest over four years (25% on each of the first four anniversaries of the grant date).

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's Common Stock.

(3) Mr. Lowe was granted these options upon his promotion to President and Chief Operating Officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                           FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF
                                                              UNEXERCISED               VALUE OF
                                                                OPTIONS           UNEXERCISED OPTIONS
                                  SHARES                   AT FISCAL YEAR END    AT FISCAL YEAR END(1)
                                ACQUIRED ON     VALUE      ------------------   ------------------------
             NAME                EXERCISE      REALIZED    VESTED    UNVESTED     VESTED       UNVESTED
------------------------------  -----------   ----------   -------   --------   -----------   ----------
Cyril J. Yansouni.............     50,000     $1,261,460   700,308    211,600   $13,223,628   $1,351,910
Fred Schwettmann..............    110,000      1,406,756   101,752    163,595     1,239,501    1,098,409
Alan S. Lowe..................         --             --    92,776    146,198       663,513      815,318
Michael A. Klyszeiko..........         --             --   110,839     97,232       892,904      770,266
Peter G. Bischoff.............         --             --   181,721     95,974     1,024,740      747,237
Ralph Patterson...............         --             --    17,500    112,500       131,250    1,031,250

---------------

(1) Represents the difference between the closing price of the Company's Common Stock on September 28, 1997 of $26.00 per share and the exercise price of the options multiplied by the total number of shares.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") consists of Messrs. Linvill, Almon, Hackworth and O'Rourke, none of whom is an employee of the Company. As part of its duties, the Committee reviews compensation levels of executive officers, evaluates management performance and administers the Company's 1995 Stock Plan, Amended and Restated 1987 Stock Option Plan and Employee Stock Purchase Plan (the "Purchase Plan"). The Committee is assisted by the Company's Human Resources personnel, and by a compensation consulting firm which supplies the Committee statistical data and other executive compensation information to permit the Committee to compare the Company's compensation policies against compensation levels nationwide and against programs of other companies of similar size in the Company's industry and geographic area.

     The Company's executive compensation programs are designed to attract and retain executives who will contribute to the Company's long-term success, to reward executives for achieving the Company's short- and long-term strategic goals, to link executive compensation and stockholder interests through Company performance-based and equity-based plans, and to recognize individual contributions to Company performance.

     Compensation for the Company's executive officers consists of four principal elements: base salary, quarterly variable compensation, annual bonus and stock options. The combination and relative weighting of these elements reflects the Committee's belief that executive compensation should be closely tied to the Company's profitability.

     Base Salary. Executive officer salaries are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions based on statistical data provided by the Company's compensation consultant. Executive officer base salaries are targeted towards the 50th percentile established by such data in order to place a greater emphasis on Company performance-based components of the compensation package. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities. Mr. Yansouni's base compensation was $570,000 for fiscal 1996, and was not changed for fiscal 1997.

     Quarterly Variable Compensation. The Company's quarterly variable compensation program acknowledges both Company and individual performance and is intended to bring the total of base salary plus quarterly variable compensation up to approximately the 75th percentile established by reference to the statistical data referenced above when all Company profitability and individual performance objectives are met.

     Under the quarterly program, each executive officer is eligible to receive quarterly variable compensation equal to a percentage of that officer's base salary determined by the Committee. At the beginning of the fiscal year, the Committee sets quarterly Company "profit after tax" ("PAT") goals for the year. No awards may be made under the program unless the Company is profitable. If the Company is profitable, quarterly award eligibility begins to accrue once the Company achieves 90% of the applicable quarterly PAT target, and increases on a straight-line basis to full eligibility at 100% of the applicable quarterly PAT target (e.g., at 95.5% of the applicable target, award eligibility is 55% of the executive's maximum percentage for the quarter). Once eligibility is established based on Company performance, 80% of that eligibility is paid, with the balance of 20% payable based on individual performance considerations. If eligibility is established based on Company performance, actual awards can be adjusted upwards or downwards at the Committee's discretion for individual performance and other Company performance criteria. Quarterly awards for both the Chief Executive Officer and the President are based solely on Company performance.

     Quarterly variable compensation eligibility for fiscal 1997 ranged from 25% - 40% (or 6.25% - 10% per quarter) of the respective base salaries of the participating officers except the Company's Chief Executive Officer and President, whose percentages were 70% and 60% (or 17.5% and 15% per quarter), respectively. Mr. Yansouni's quarterly variable eligibility was not changed in fiscal 1997. Based on the PAT goals set by the Committee for fiscal 1997, full or partial quarterly awards were paid for all four quarters of fiscal 1997.

     Annual Bonus. The Company's annual bonus program also acknowledges Company and individual performance. The annual program is intended to bring the executives' total compensation (base salary, quarterly variable compensation and annual bonus) above the 90th percentile established by reference to the statistical data discussed above when all Company profitability and individual performance criteria are met.

     For fiscal years 1994, 1995 and 1996, the Committee utilized stock option grants under the 1987 Plan as the vehicle to award the first two thirds of each participating executive's annual bonus eligibility ("ABE")(generally expressed as a percentage of the executive's base compensation plus quarterly variable compensation eligibility), with the remaining third payable in cash. For fiscal 1996, for example, each executive officer was granted a number of options which, when multiplied times the estimated appreciation in the value of the Company's Common Stock anticipated if the Company exceeded the PAT targets, equaled two-thirds of the maximum ABE for that executive. The stock option grants for the fiscal 1996 program were made in the fourth quarter of fiscal 1995; the Company's Chief Executive Officer was granted an option to purchase 42,672 shares under the fiscal 1996 program. All options granted under this program were granted at the fair market value of the Common Stock on the date of grant and vest six years from the date of grant. Vesting of all or a portion of such options would have accelerated, however, if and to the extent the Company had met or exceeded the applicable financial targets for fiscal 1996. Options so accelerated would vest 50% at the time of acceleration, 25% one year later, and 25% two years later provided the executive remained employed by the Company through such dates. For fiscal 1994 and 1995, the cash portion, if awarded, would have been paid 50% at the time of the award, 25% one year later and 25% two years later provided the executive remained employed by the Company through such dates. For fiscal 1996, the cash portion, if awarded, would have been paid at the time of the award. Because the Company did not meet or exceed the PAT goal for fiscal 1996, vesting of the applicable options was not accelerated, nor were any annual cash bonuses awarded.

     For fiscal 1997, awards under the annual bonus program were again payable only if the Company exceeded for the year the sum of the quarterly PAT targets (the "Annual PAT Target") set by the Committee at the beginning of the fiscal year. Each executive's target base ABE under the 1997 annual program was the same aggregate percentage of the executive's base salary used under the quarterly variable compensation program. Annual bonus eligibility accrued on a straight-line basis to the extent the Company's performance exceeded the Annual PAT Target, with the ABE payable in full if the Company achieved 125% of the Annual PAT Target, and two times the ABE payable if the Company achieved 150% of the Annual PAT Target. To the extent eligibility was established based on Company performance, actual awards could be adjusted at the Committee's discretion for individual performance and other Company performance criteria. Awards for both the Chief Executive Officer and the President under the 1997 annual bonus program were based solely on Company performance.

     During fiscal 1997, the Company exceeded its Annual PAT Target, as a result of which annual bonuses were paid to all executive officers, including the Chief Executive Officer and President.

     The fourth quarter and annual bonuses are calculated based upon the Company's publicly announced results, typically released in the latter half of October of each year, and are paid prior to the end of October. Accordingly, the fourth quarter and annual fiscal 1997 bonuses were calculated and paid prior to the unexpected November 10, 1997 announcement by Singapore Technologies that Micropolis, a Company customer, would be liquidated. In accordance with generally accepted accounting principles, the Company reflected the impact of this subsequent event by recording a $14.8 million charge to its audited fiscal 1997 financial statements included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 17, 1997.

     Stock Options. Under the Company's 1995 Plan, stock options may be granted to executive officers and other key employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position and upon information provided by the Company's compensation consultant. Thereafter, executives are considered for additional stock option grants annually; if made, the number of shares subject to any grant is based primarily on an individual's performance and the individual's responsibilities and position with the Company, as well as on the individual's present outstanding vested and unvested options. Options are designed to align the interests of executive officers with those of the Company's stockholders. All stock options granted to the Company's executive officers are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Prior to November 1995, options typically vested over three years (25% on each of the first two anniversaries of the date of grant, and 50% on the third anniversary); in November 1995, the Committee extended vesting on future grants to four years (25% on each of the first four anniversaries of the grant date). Vesting is designed to encourage the creation of stockholder value over the long term since no benefit is realized from the stock option grant unless the price of the Common Stock rises over a number of years. In fiscal 1997, Mr. Yansouni was granted a stock option to purchase 100,000 shares at an exercise price of $15.38, the closing price of the Common Stock on the date of grant.

     Other elements of executive compensation include participation in a Company-wide medical and insurance benefits plan, and the ability to defer compensation pursuant to a 401(k) plan. The Company presently makes matching contributions for all participants in the 401(k) plan in the form of shares of the Company's Common Stock. The amount of the contribution is $1.50 in Common Stock for each $1.00 the employee contributes to his or her 401(k) account, subject to a maximum Company match equal to the lesser of (i) $1,500 in Common Stock or (ii) 100 shares of Common Stock per employee per year.

     Mr. Yansouni receives no other material compensation or benefits not provided to all executive officers.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction is necessary in some circumstances. In particular, the Committee notes that in the event that Company and individual performance goals are achieved under the Company's quarterly variable compensation program and annual bonus program, the cash compensation of certain officers may exceed the $1,000,000 threshold. As a result of the Company's financial performance relative to the quarterly and annual PAT targets for the year, quarterly and annual bonuses were paid to all executive officers during fiscal 1997. Accordingly, the Committee notes that the cash compensation of the Chief Executive Officer exceeded $1,000,000 for fiscal 1997.

                                          COMPENSATION COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          JOHN G. LINVILL
                                          WILLIAM J. ALMON
                                          MICHAEL L. HACKWORTH
                                          MATTHEW J. O'ROURKE

EMPLOYMENT ARRANGEMENTS

     In April 1991, the Company entered into a retention arrangement with Peter
G. Bischoff, Executive Vice President, Opto Magnetic Division, pursuant to which the Company deposited $1,000,000 into an interest bearing account and agreed to pay to Mr. Bischoff $200,000 of such amount plus all accrued interest on February 15 of each of 1992 through 1996. In October 1995, the Board of Directors extended Mr. Bischoff's retention arrangement for four years such that Mr. Bischoff will receive $200,000 on the last day of February 1997, 1998, 1999 and 2000, respectively, provided he remains an employee in good standing of the Company at the time of each award. In extending this arrangement, however, the Board of Directors eliminated the trust requirement.

     In May 1993, Dr. Fred Schwettmann joined the Company as President and Chief Operating Officer. As part of Dr. Schwettmann's hiring package, Dr. Schwettmann received a hiring bonus of $75,000 and an option to purchase 200,000 shares of the Company's Common Stock. The option was granted at the fair market value of the Company's Common Stock on the date of grant, vesting as follows: 30,000 shares on the date of grant, 17,500 shares one year later, 42,500 shares two years later, 60,000 shares three years later, and 50,000 shares four years later. In addition, the Company guaranteed Dr. Schwettmann's first four quarterly bonuses, and guaranteed a minimum fiscal 1993 annual bonus of $44,000, payable 50% on the date of award, 25% one year later and the balance two years later; these bonuses have been paid.

     In January 1998, the Compensation Committee of the Board of Directors approved an executive retention arrangement for Cyril Yansouni, the Company's Chief Executive Officer. For a description of the retention arrangement, please refer to Proposal Three.

     In March 1997, the Company's Board of Directors adopted a Management Severance Plan (the "Severance Plan") which provides for severance payments to the Company's executive officers in certain circumstances following a change in control. Specifically, the Severance Plan provides that if a participant's employment with the Company terminates as a result of an Involuntary Termination other than for Cause (as such terms are defined in the Severance Plan) at any time within eighteen months following a change in control, the participant will receive a one-time payment, equal to: (i) two times the participant's Annual Compensation (generally, base salary plus the yearly average of quarterly and annual bonuses received by the participant over the preceding three years), plus
(ii) the participant's Pro-Rated Bonus Amount (generally, quarterly and annual bonuses prorated through the date of the change in control). In such event, the participant is also entitled to receive medical, dental, vision, disability life insurance and other employee benefits no less favorable than those provided immediately prior to the change in control for twenty-four months following the change in control. In addition, the participant's stock options will continue to vest for twelve months following the change in control.

     Under the Severance Plan, a "change in control" means the occurrence of any of the following events: (i) a person becomes the beneficial owner of 50% or more of the total voting power of the Company's outstanding voting securities,
(ii) a change in the composition of the Company's Board of Directors occurs within a two-year period as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the Severance Plan), (iii) the consummation of a merger or consolidation of the Company other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or the surviving corporation following such transaction, or (iv) the sale by the Company of all or substantially all of its assets. Payments under the Severance Plan are subject to reduction under certain circumstances to the extent such payments would constitute "parachute payments" within the meaning of Section 2800 of the Code and would be subject to the excise tax imposed by Section 4999 of the Code. The Severance Plan will terminate on the fifth anniversary of its effective date unless (i) the plan is extended by the Board, (ii) the plan is terminated by the Board, or (iii) a change in control occurs prior to such fifth anniversary.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1997, all Section 16 filing requirements were met.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

     The following graph sets forth the Company's total cumulative stockholder return compared to the Standard and Poor's 500 Composite Index and the Hambrecht and Quist Computer Hardware Sector Index for the period from September 30, 1992 through September 28, 1997. Total stockholder return assumes $100 invested at the beginning of the period in the Common Stock of the Company, the stocks represented in the Standard and Poor's 500 Composite Index and the stocks represented in the Hambrecht and Quist Computer Hardware Sector Index, respectively. Total return also assumes reinvestment of dividends; the Company has never paid dividends on its Common Stock.

     Historical stock price performance should not be relied upon as indicative of future stock price performance.

        Measurement Period               READ-RITE       HAMBRECHT & QUIST
      (Fiscal Year Covered)             CORPORATION      COMPUTER HARDWARE    S & P 500 INDEX
Sep-92                                     100                 100                 100
Sep-93                                      40                  79                 113
Sep-94                                      71                 104                 117
Sep-95                                     139                 166                 152
Sep-96                                      60                 201                 183
Sep-97                                      93                 388                 257

                                 PROPOSAL TWO:

                    APPROVAL OF AMENDMENT TO 1995 STOCK PLAN

     The 1995 Stock Plan (the "1995 Plan") was adopted by the Board of Directors in December 1995 and approved by the stockholders in February 1996, with 3,000,000 shares of Common Stock reserved for issuance thereunder. The 1995 Plan replaced the Company's Amended and Restated 1987 Stock Option Plan (the "1987 Plan") with respect to future option grants. The 1995 Plan also included approximately 1,400,000 shares available for grant under the 1987 Plan, plus any shares made available due to cancelled options under the 1987 Plan. As of December 30, 1997, an aggregate of 726,062 shares were available for future grant under the 1995 Plan. In October 1997, the Board of Directors amended the 1995 Plan, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 2,250,000 shares. The stockholders are being asked to approve this share increase at the Annual Meeting. The Board believes that increasing the number of shares available under the 1995 Plan will enable the Company to continue to attract, retain and motivate employees.

     The principal features of the 1995 Plan are described below:

     General. The 1995 Plan authorizes the Board of Directors (the "Board"), or a committee which the Board may appoint from among its members (the "Option Committee"), to grant options and rights to purchase shares of Common Stock. Options granted under the Stock Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, ("the Code"), or nonstatutory stock options, as determined by the Board or Option Committee. The 1995 Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

     Purpose. The general purpose of the 1995 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees and consultants of the Company and to promote the success of the Company's business.

     Stock Subject to the 1995 Plan. Subject to other provisions of the 1995 Plan, the maximum aggregate number of shares of Common Stock which may be optioned and sold under the Stock Plan shall be 3,000,000 shares plus any unused shares from the 1987 Plan, and the lesser of any shares covered by outstanding options under the 1987 Plan or any forfeited shares under the 1987 Plan. For purposes of this paragraph: (i)"unused shares" means any shares reserved for issuance which are not covered by grants prior to the termination of the 1987 Plan; and (ii) "forfeited shares" means any shares issued pursuant to awards made under the 1987 Plan which are forfeited to the Company pursuant to award terms and conditions. The term "forfeited shares" shall not include shares as to which the original recipient received any benefits of ownership (other than voting rights). The shares reserved under the 1995 Plan may be authorized, but unissued, or reacquired Common Stock.

     Administration. The 1995 Plan may be administered by the Board or Option Committee. Subject to other provisions of the 1995 Plan, the Board or Option Committee has the authority to: (i) interpret the plan and apply its provisions;
(ii) prescribe, amend or rescind rules and regulations relating to the plan;
(iii) select the employees and consultants to whom options and stock purchase rights are to be granted; (iv) determine the number of shares to be made subject to each option or stock purchase right; (v) determine whether and to what extent options and stock purchase rights are to be granted; (vi) prescribe the terms and conditions of each option and stock purchase right (including the exercise price, whether an option will be classified as an incentive stock option or a nonstatutory option and the provisions of the stock option or restricted stock purchase agreement to be entered into between the Company and the grantee);
(vii) modify or amend each option or stock purchase right subject to applicable legal and plan restrictions; (viii) authorize any person to execute, on behalf of the Company, any instrument required to effect the grant of an option or stock purchase right; and (ix) make all other determinations deemed necessary or advisable for administering the 1995 Plan. The Board or Option Committee's decisions, determinations and interpretations shall be final and binding on all optionees and any other holder of options or stock purchase rights.

     Eligibility. The 1995 Plan provides that nonstatutory stock options and stock purchase rights may be granted to employees and consultants of the Company and its majority-owned subsidiaries. Incentive stock options may be granted only to employees.

     Limitation. The 1995 Plan provides that no employee shall be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 250,000 shares of Common Stock. In connection with an employee's initial employment, the employee may be granted options or stock purchase rights to purchase up to an additional 250,000 shares of Common Stock.

     Terms and Conditions of Options. Each option is to be evidenced by a stock option agreement between the Company and the employee or consultant to whom such option is granted, and is subject to the following additional terms and conditions:

          (a) Exercise Price. The Board or the Option Committee determines the exercise price of options at the time the options are granted. However, excluding options issued to 10% stockholders, the exercise price under an incentive stock option must not be less than 100% of the fair market value of the Common Stock on the date such option is granted, and in the case of a nonstatutory stock option, the exercise price shall be determined by the Board or Option Committee, but in no case may the exercise price be less than 85% of the fair market value of the Common Stock on the date such option is granted. Incentive stock options granted to 10% shareholders must have an exercise price of not less than 110% of the fair market value of the Common Stock on the date such option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date such option is granted. If the Common Stock is regularly quoted by a recognized security dealer but the selling prices are not reported, the fair market value shall be the mean between the high bid and low asked prices on the date the option is granted. In the absence of an established market for the Common Stock, the fair market value shall be determined in good faith by the Board or Option Committee.

          (b) Form of Consideration. The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, promissory note, other shares of Common Stock of the Company owned by the optionee for more than six months on the date of surrender, delivery of an exercise notice together with such other documentation as the administrator or broker shall require to effect the exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, a reduction in the amount of any Company liability to the optionee, or by any combination thereof or any other consideration and payment method for the issuance of Common Stock to the extent permitted by applicable laws.

          (c) Term of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. In the case of an incentive stock option, the term shall be ten years from the date of grant or such shorter time as may be provided in the notice of grant. In the case of an incentive stock option granted to a 10% stockholder, the term of the option shall be no more than five years from the date of grant. No option may be exercised by any person after the expiration of its term.

          (d) Termination of Employment. If an optionee's employment terminates for any reason (other than death or permanent disability), then all options held by such optionee under the 1995 Plan will expire as set forth in his or her notice of grant (but not to exceed three months after the termination of his or her employment in the case of an incentive stock option) or in the absence of a specified time in the notice of grant, three months following the optionee's termination. The optionee may exercise all or part of his or her option at any time before such expiration to the extent such option was exercisable at the time of termination of employment.

          (e) Disability. If an optionee should terminate his or her employment or consulting relationship as a result of total and permanent disability (as defined in the Code), then all options held by such optionee under the 1995 Plan shall expire the earlier of (i) 12 months from the date of termination of the optionee's employment, or (ii) the expiration date of such option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

          (f) Death. In the event of death of an optionee, any options which are then vested, or which would have otherwise vested within 12 calendar months from the date of death, may be exercised at any time within 12 months after the date of death (but in no event later than the expiration of such option as set forth in the notice of grant), by the optionee's estate or by the person who acquired the right to exercise the option by bequest or inheritance.

          (g) Nontransferability of Options. During an optionee's lifetime, his or her option(s) shall be exercisable only by the optionee and shall not be transferable other than by will or laws of descent and distribution.

          (h) Value Limitation. If the aggregate fair market value of all shares of Common Stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonstatutory stock options.

          (i) Other Provisions. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board or Option Committee.

     Stock Purchase Rights. The 1995 Plan permits the Company to grant rights to purchase Common Stock either alone or in tandem with other awards granted under the 1995 Plan and/or cash awards made outside the 1995 Plan. The stock purchase right will not be offered at a purchase price of less than the fair market value of the Common Stock on the date of its grant. The offer of a stock purchase right will remain open no longer than six months from its grant and must be accepted by the execution of a restricted stock purchase agreement between the Company and the offeree and the payment of the purchase price of the shares. Unless the Board or Option Committee determines otherwise, the restricted stock purchase agreement will give the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser and may be paid by the cancellation of indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate fixed by the Board or Option Committee. A stock purchase right is nontransferable by the offeree, other than by will or the laws of descent and distribution. The restricted stock purchase agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board or Option Committee.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other change in the capital structure of the Company effected without the receipt of consideration, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 1995 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1995 Plan, and the exercise price of any such outstanding option or stock purchase right. Any such adjustment shall be made upon approval of the Board and, if required, the stockholders of the Company, whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by a successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right to all the optioned stock, including shares which would not otherwise be exercisable. If the option or stock purchase right is exercisable in lieu of assumption or substitution, the Board or Option Committee shall notify the optionee that the option or stock purchase right shall be fully exercisable for 15 days from the date of such notice, and the option or stock purchase right will terminate upon expiration of such period.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the 1995 Plan or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 1995 Plan to the extent necessary to comply with Section 422 of the Code, any similar rule or statute, or any other applicable law, rule or regulation. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the 1995 Plan without the written consent of the optionee. In any event, the 1995 Plan shall terminate no later than ten years from its approval by the Board.

FEDERAL INCOME TAX CONSEQUENCES

     Stock Options. Options granted under the 1995 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured by the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a deduction in the same amount as ordinary income recognized by the employee. Upon sale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as provided above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     Restricted Stock. A recipient of restricted stock will have ordinary income equal to the fair market value of the shares at the time if and when the share restrictions lapse. Under current federal tax law, however, the employee may elect to include as ordinary income for the year of the award the fair market value of the shares on the grant date. The restrictions on the shares will not affect fair market value for purposes of such an election. If the election is made, the recipient will not incur additional tax liability until the sale or disposition of the shares. If the shares are forfeited following such an election, the recipient obtains no tax benefit with respect to the forfeiture or prior tax payment. The Company is entitled to a federal tax deduction in the same amount and at the same time as the employee realizes ordinary income.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE EMPLOYEE OR CONSULTANT AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE 1995 PLAN AND DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

     1995 Plan Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the 1995 Plan. The following table sets forth the dollar amount and the number of shares granted under the 1995 Plan during the last fiscal year to (i) each of the Company's Named Executive Officers, (ii) all executive officers as a group,
(iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group:

                           STOCK PLAN BENEFITS TABLE

                                                              NUMBER OF      VALUE OF
                                                                SHARES        SHARES
                                NAME                           GRANTED      GRANTED(1)
        ----------------------------------------------------  ----------    -----------
        Cyril J. Yansouni...................................     100,000    $ 1,537,500
        Fred Schwettmann....................................      80,000      1,230,000
        Alan S. Lowe........................................     110,000      2,216,250
        Michael A. Klyszeiko................................      50,000        768,750
        Peter G. Bischoff...................................      50,000        768,750
        Ralph Patterson.....................................      60,000        922,500
        All executive officers as a group (10 persons)......     600,000      9,750,000
        All non-employee directors as a group (4 persons)...      24,000        505,440
        All employees other than executive officers as a
          group.............................................   1,862,383     42,452,520

---------------

(1) The dollar value of option grants under the 1995 Plan was computed by multiplying the number of shares granted times the exercise price of the option. All options granted under the 1995 Plan were granted at an exercise price equal to the fair market value of the Common Stock on the date of grant.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the 1995 Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE 1995 PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                PROPOSAL THREE:

           APPROVAL OF AMENDMENT TO 1995 PLAN TO INCREASE THE NUMBER
                  OF SHARES THAT MAY BE GRANTED TO AN EMPLOYEE

     The 1995 Plan was adopted by the Board of Directors in December 1995 and approved by the stockholders in February 1996. Prior to the adoption of the amendment discussed below, the 1995 Plan provided that no employee shall be granted, in any fiscal year of the Company, options and/or stock purchase rights to purchase more than 250,000 shares of Common Stock. In connection with an employee's initial employment, the employee may be granted options or stock purchase rights to purchase up to an additional 250,000 shares of Common Stock. These limitations are in the 1995 Plan to ensure that any awards thereunder will qualify as "performance-based" compensation within the meaning of Section 162(m) of the Code and the regulations thereunder.

     In October, 1997, the Board of Directors amended the 1995 Plan, subject to stockholder approval, to increase the maximum number of options and stock purchase rights that may be granted to an employee in any fiscal year, and the additional number of options and stock purchase rights that may be granted to an employee in connection with an employee's initial employment, from 250,000 shares to 500,000 shares. The amendment to the 1995 Plan also provides that an employee may be granted options or stock purchase rights to purchase up to an additional 500,000 shares of Common Stock in any fiscal year in which the employee, by resolution of the Board of Directors, is promoted (other than the first fiscal year of employment). This amendment to the 1995 Plan is being made in connection with a retention arrangement for the Company's Chief Executive Officer, which is described below.

     In October 1997, the Compensation Committee of the Board of Directors approved an executive retention arrangement for Cyril Yansouni, the Company's Chief Executive Officer. Pursuant to this arrangement, effective January 20, 1998, Mr. Yansouni was granted an option to purchase 250,000 shares of Common Stock at the fair market value at such date. The option vests as to 50%, 25% and 25% of the shares on January 20, 2000, 2001 and 2002, respectively. In addition, the Committee agreed to grant Mr. Yansouni an option to purchase 250,000 of Common Stock on the date that such grant may be made so as to qualify as "performance based" compensation within the meaning of Section 162(m) of the Code. The exercise price of this option will be equal to the fair market value of the Common Stock on the date of the grant. If Proposal Three is approved by the stockholders at the Annual Meeting, this grant will be made on such date. This option will vest on the same schedule as the option granted effective January 20, 1998. In addition, the Committee may make a grant of 250,000 shares of restricted stock to Mr. Yansouni in October 1998 as part of this retention arrangement, although there is no binding obligation on the part of the Company to do so.

     In the event of the death or disability of Mr. Yansouni or a change in control of the Company (as defined in the Severance Plan) on or prior to January 20, 1999, Mr. Yansouni's options will vest as to 25% of the shares. In the event of the death or disability of Mr. Yansouni or a change in control of the Company (as defined in the Severance Plan) after January 20, 1999, Mr. Yansouni's options will vest for the vesting continuation period for Mr. Yansouni and other executives as provided in the Severance Plan. In addition, in the event the Company hires a new Chief Executive Officer or terminates Mr. Yansouni without cause, his options shall vest in full.

FEDERAL INCOME TAX CONSEQUENCES

     For a description of certain federal income tax consequences of the 1995 Plan, see "Proposal Two: Amendment of 1995 Stock Plan to Increase the Number of Shares Available for Issuance Thereunder."

     1995 Plan Benefits. For a description of the stock plan benefits under the 1995 Plan, see "Proposal Two: Amendment of 1995 Stock Plan to Increase the Number of Shares Available for Issuance Thereunder."

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the 1995 Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE 1995 PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL FOUR:

               APPROVAL OF AMENDMENT TO 1991 DIRECTOR OPTION PLAN

     The Company's 1991 Director Option Plan (the "Director Plan") provides for the granting of nonstatutory stock options to nonemployee directors of the Company. A total of 150,000 shares of Common Stock are presently reserved for issuance pursuant to the Director Plan. As of December 30, 1997, an aggregate of 36,000 shares were available for future grant under the Director Plan. In October 1997, the Board amended the Director Plan, subject to stockholder approval, to increase shares reserved for issuance from 150,000 to 300,000. The stockholders are being asked to approve this share increase at the Annual Meeting. The principal features of the Director Plan are described below.

     General. The Director Plan authorizes the Board to grant nonstatutory stock options to nonemployee directors of the Company.

     Purpose. The purpose of the Director Plan is to attract and retain the best available personnel to serve as outside directors of the Company.

     Administration. The Director Plan is administered by the Board. However, all options granted under the Director Plan are automatic and non-discretionary. On July 1, 1991 and on each July 1 thereafter during the term of the Director Plan, each outside director will automatically receive an option to purchase six thousand (6,000) shares. Additionally, each new outside director will automatically be granted an option to purchase six thousand (6,000) shares upon the date on which such person becomes a director.

     The Board has the authority to: (i) determine the fair market value of the Common Stock in accordance with Section 2(i) of the Director Plan; (ii) interpret the Director Plan; (iii) prescribe, amend and rescind rules and regulations relating to the Director Plan; (iv) authorize any person to execute, on behalf of the Company, any instrument required to effectuate the grant of an option previously granted under the Director Plan; and (v) make all other determinations deemed necessary or advisable for the administration of the Director Plan. All decisions, determinations and interpretations of the Board shall be final.

     Eligibility. The Director Plan provides that options may be granted only to the Company's outside directors.

     Terms and Conditions. Each option granted under the Director Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise Price. The price to be paid for shares of Common Stock upon the exercise of an option granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date the option is granted. If the Common Stock is listed on any established stock exchange or a national market system, the fair market value shall be the closing sale price for such stock (or the closing bid if no sales were reported) on the date the option is granted. If the Common Stock is traded on the over-the-counter market, the fair market value shall be the mean of the high bid and low asked prices on the date the option is granted.

          (b) Form of Consideration. The consideration to be paid for the shares of Common Stock issued upon exercise of an option shall be determined by the Board. Such form of consideration may vary for each option, and may consist entirely of cash, check, promissory note, shares of stock (including the Company's Common Stock, provided such stock has been held by the optionee for at least twelve (12) months), delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, delivery of an irrevocable subscription agreement for the shares which obligates the optionee to take and pay for the shares within twelve (12) months after the date of delivery of such subscription agreement, any combination thereof, or any other legally permissible form of consideration as may be provided in the option agreement.

          (c) Exercise of the Option. Options granted under the Director Plan will become exercisable in installments cumulatively as to 25% of the shares of Common Stock subject to the option one (1) year after the date of grant, an additional 25% two (2) years after the date of grant, and an additional 50% three (3) years after date of grant, so long as the optionee remains a director. In no event may an option granted under the Director Plan be exercised more than ten (10) years after the date of grant. An option granted under the Director Plan is not exercisable for a fraction of a share. An option is exercised by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and by tendering full payment of the purchase price.

          (d) Termination of Status as a Director. If the optionee's status as a director terminates for any reason (other than death or permanent disability), then all options held by such optionee under the Director Plan expire upon the earlier of (i) three (3) months after such termination or
     (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable as of the date of termination of the optionee's status as a director.

          (e) Permanent Disability. If the optionee's status as a director terminates as a result of total and permanent disability (as defined in the Code), then all options held by such optionee under the Director Plan shall expire upon the earlier of (i) twelve (12) months after the date of such termination or (ii) the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of the optionee's status as a director.

          (f) Death. If an optionee dies while serving as a director of the Company, the director's options under the Director Plan shall expire upon the earlier of (i) twelve (12) months after his or her death or (ii) the expiration date of the option. The executor or legal representative of the optionee may exercise all or part of the optionee's option at any time before such expiration to the extent that such option was exercisable at the time of the optionee's death.

          (g) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options held by the optionee may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

          (h) Other Provisions. The stock option agreement may contain such terms, provisions and conditions not inconsistent with the Director Plan as may be determined by the Board.

     Adjustment Upon Changes in Capitalization; Corporate Transactions. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, stock dividend, recapitalization or other change in the capital structure of the Company or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Director Plan, the number and class of shares of stock subject to any option outstanding under the Director Plan, and the exercise price of any such outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of such adjustment. Any such adjustment shall be made upon approval of the Board whose determination shall be conclusive. Notwithstanding the above, in connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each option may be assumed or an equivalent option substituted by a successor corporation. If the successor corporation does not assume the options or substitute substantially equivalent options, or if the Board determines in its sole discretion that the options should not continue to be outstanding, then the options shall become null and void upon consummation of the merger or transaction provided that the optionee shall be given notice of the transaction and have thirty (30) days from the date such notice is sent to exercise all unexpired options and, if as a result of the transaction the Company is not the surviving entity, the optionee may exercise all options not otherwise exercisable.

     Amendment and Termination of the Director Plan. The Board may amend, alter, suspend or discontinue the Director Plan; provided, however, that such action shall not impair the rights of any optionee under the Director Plan without the optionee's consent.

FEDERAL INCOME TAX CONSEQUENCES

     All options granted under the Director Plan are nonstatutory options. For a description of certain federal income tax consequences of nonstatutory stock options, see "Proposal Two: Approval of Amendment to 1995 Stock Plan -- Federal Income Tax Consequences."

     Director Plan Benefits. Only non-employee directors of the Company are eligible to receive grants under the Director Plan. During fiscal 1998, each non-employee director will automatically receive an option to purchase 6,000 shares of Common Stock on July 1 at the fair market value of the Common Stock on such date.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The approval of the amendment to the Director Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE DIRECTOR PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL FIVE:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the 1998 fiscal year. This nomination is being presented to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the Board's selection. If the stockholders reject the nomination, the Board will reconsider its selection.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR FISCAL 1998 AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                              CERTAIN TRANSACTIONS

     Upon his relocation to California, and in connection with his initial employment with the Company as Senior Vice President, Research and Development, the Company loaned Ralph Patterson $300,000. The loan did not bear interest and was paid in full in January, 1997, upon the sale of Mr. Patterson's prior residence. The Company also loaned Mr. Patterson $250,000 in July 1996, in connection with the purchase of his principal residence in Northern California. This loan does not bear interest and is secured by a second deed of trust in favor of the Company. The maximum amount outstanding under this loan during fiscal 1997, and the amount outstanding as of December 31, 1997, was $250,000. The Company agreed to pay Mr. Patterson cash bonuses in the amount of $125,000, in July 1999 and July 2000, respectively, provided he is an employee in good standing on such dates. The loan is repayable in two installments of $125,000 in each of July 1999 and July 2000, or in full 90 days following Mr. Patterson's termination of employment with the Company.

     In October 1996, the Company loaned James Murphy, the Company's Senior Vice President, Customer Business Units, $200,000 in connection with the purchase of his principal residence in Northern California. This loan bears interest at 6.02% per annum and is secured by a second deed of trust in favor of the Company. Accrued interest on the outstanding balance of the loan is due annually; however the Company has agreed to waive such interest payments as they come due. The maximum amount outstanding under this loan during fiscal 1997 was $200,000; the amount outstanding as of December 31, 1997, was $133,400. The Company also agreed to pay Mr. Murphy two retention bonuses of $66,600 on each of the first two anniversaries of the date of the loan, and one retention bonus of $66,800 on the third anniversary of the date of the loan, provided he is an employee in good standing on such dates. Mr. Murphy, as an employee in good standing in October 1997, received the first anniversary retention bonus of $66,600. The principal amount of the loan is payable in installments of $66,600, $66,600 and $66,800 on the first, second and third anniversaries of the loan, respectively, or in full 90 days following Mr. Murphy's termination of employment with the Company. In October 1997, Mr. Murphy paid the first principal installment payment of $66,600.

     Upon his relocation to California, and in connection with his initial employment with the Company, the Company loaned John T. Kurtzweil, Vice President Finance and Chief Financial Officer, $145,000 in October 1995, for the purchase of his principal residence in Northern California. This loan does not bear interest and is secured by a second deed of trust in favor of the Company. The maximum amount outstanding under this loan during fiscal 1997, and the amount outstanding at December 31, 1997, was $145,000. The Company also agreed to pay Mr. Kurtzweil cash bonuses in the amount of $72,500 in January 2000 and January 2001, respectively, provided he is an employee in good standing on such dates. The loan is repayable in two installments of $72,500 in each of January 2000 and January 2001, or in full 90 days following Mr. Kurtzweil's termination of employment with the Company.

                              READ-RITE CORPORATION

                            1991 DIRECTOR OPTION PLAN
                        (AS AMENDED ON OCTOBER 21, 1997)



         1. Purpose of the Plan. The purpose of this 1991 Director Option Plan is to attract and retain the best available personnel to serve as Outside Directors of the Company.

                  All options granted hereunder shall be "non-statutory stock options".

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" means the Common Stock of the Company.

                  (d) "Company" means Read-Rite Corporation, a Delaware corporation.

                  (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                  (f) "Director" means a member of the Board.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Option" means a stock option granted pursuant to the Plan.

                  (k) "Optioned Stock" means the Common Stock subject to an Option.

                  (l) "Optionee" means an Outside Director who receives an Option.

                  (m) "Outside Director" means a Director who is not an Employee.

                  (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (o) "Plan" means this 1991 Director Option Plan.

                  (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is two hundred fifty thousand (250,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

                  (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                           (i) No person shall have any discretion to select
which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                           (ii) On July 1, 1991 and on each July 1 thereafter
during the term of this Plan, each Outside Director shall automatically receive an Option to purchase six thousand (6,000) Shares. In addition, each new Outside Director shall be automatically granted an Option to purchase six thousand (6,000) Shares upon the date (after July 1, 1991) on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy.

                           (iii) The terms of each Option granted hereunder
shall be as follows:

                                    (A) the term of the Option shall be ten (10)
years.

                                    (B) the Option shall be exercisable only
while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                    (C) the exercise price per Share shall be
100% of the Fair Market Value per Share on the date of grant of the Option.

                                    (D) the Option shall become exercisable in
installments cumulatively as to twenty-five percent (25%) of the Optioned Stock one year after the date of grant and as to an addi tional twenty-five percent (25%) of the Optioned Stock two years after the date of grant and as to an additional fifty percent (50%) of the Optioned Stock three years after the date of grant, so that 100% of the Optioned Stock granted under an individual Option shall be exercisable three years after the date of grant of the Option.

                           (iv) In the event that any Option granted under the
Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                  (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Exercise Price and Consideration.

                  (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                  (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash,
(ii) check, (iii) promissory note, (iv) other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised and which, in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than twelve (12) months on the date of surrender, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

         8. Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (c) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such ter mination, and only to the extent that the Optionee was entitled to exercise it at the date of such termina tion (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the

Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments.

                  (a) Changes in Capitalization. In the event that the stock of the Company is changed by reason of any stock split, reverse stock split, recapitalization, or other change in the capital structure of the Company, or converted into or exchanged for other securities as a result of any merger, consolidation or reorganization, or in the event that the outstanding number of shares of stock of the Company is increased through payment of a stock dividend, appropriate proportionate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares subject to any Option outstanding under the Plan, and the exercise price of any such outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustment. Any such adjustment shall be made upon approval by the Board, whose determination shall be conclusive. If there is any other change in the number or type of the outstanding shares of stock of the Company, or of any other security into which such stock shall have been changed or for which it shall have been exchanged, and if the Board in its sole discretion determines that such change equitably requires an adjustment in the Options then outstanding under the Plan, such adjustment shall be made in accordance with the determination of the Board. No adjustments shall be required by reason of the issuance or sale by the Company for cash or other consideration of additional shares of its stock or securities convertible into or exchangeable for shares of its stock.

                  (b) Corporate Transactions. New Options (substantially equivalent to the Options) may be substituted for the Options granted under the plan, or the Company's duties as to Options outstanding under the Plan may be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation, in connection with any merger, consolidation, acquisition of assets or stock, separation, reorganization, liquidation or like occurrence in which the Company is involved, provided, however, in the event such employer corporation or parent or subsidiary of such employer corporation does not assume the Options granted hereunder or substitute for such Options sub stantially equivalent options, or if the Board determines, in its sole discretion, that Options outstanding under the Plan should not then continue to be outstanding, the Options granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, acquisition, separation, or similar occurrence, or (ii) upon any merger, consolidation, or similar occurrence, where the Company will not be a surviving corporation; provided, however, that each Optionee shall be given notice of such dissolution, liquidation, merger, consolidation, acquisition, separation or similar occurrence and shall have the right, at any time prior to, but contingent upon the consummation of such transaction, to exercise (x) any unexpired Options granted hereunder to the extent they are then exercisable, and (y) in the case of a merger, consolidation, or similar occurrence where the Company is not the surviving corporation, those Options which are not then otherwise exercisable; provided, further, that such exercise right shall not in any event expire less than thirty
(30) days after the date notice of such transaction is sent to the Optionee.

         11. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

              Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              READ-RITE CORPORATION
                                 1995 STOCK PLAN

                        (as amended on October 21, 1997)


        1. Purposes of the Plan. The purposes of this Stock Plan are:

               o to attract and retain the best available personnel for positions of substantial responsibility,

               o to provide additional incentive to Employees and Consultants, and

               o    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Read-Rite Corporation, a Delaware corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of

(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (v) "Optionee" means an Employee or Consultant who holds an outstanding Option or Stock Purchase Right.

               (w) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this Read-Rite Corporation 1995 Stock Plan

               (y) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

               (z) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (bb) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

               (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (ee) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan shall be five million two hundred fifty thousand (5,250,000) Shares plus (i) any unused Shares, (ii) any forfeited Shares under the Plan and
(iii) the lesser of any Shares covered by grants under the Amended and Restated 1987 Stock Option Plan (the "1987 Plan") or any forfeited Shares under the 1987 Plan. For purposes of this Section 3, the following apply: (i) "unused Shares" means any Shares reserved for issuance which are not covered by grants prior to the termination of the 1987 Plan; (ii) "forfeited Shares" means any Shares issued pursuant to awards which are forfeited to the Company pursuant to award terms and conditions. The term "forfeited Shares" shall not include Shares as to which the original recipient received any benefits of ownership (other than voting rights). The Shares may be authorized, but unissued, or reacquired Common Stock.

        4. Administration of the Plan.

               (a) Procedure.

                       (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Employees and Consultants.

                       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                       (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                       (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                       (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

                       (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may be granted hereunder;

                       (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

                       (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                       (v) to approve forms of agreement for use under the Plan;

                       (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                       (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                       (ix) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                       (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                       (xi) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock; and

                       (xii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable.

                       (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

        6. Limitations.

               (a) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

               (c) The following limitations shall apply to grants of Options and Stock Purchase Rights to Employees:

                       (i) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 500,000 Shares.

                       (ii) In connection with his or her initial employment, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

                       (iii) In connection with the promotion of an Employee pursuant to a resolution of the Company's Board of Directors, an Employee may be granted Options and Stock Purchase Rights to purchase up to an additional 500,000 Shares which shall not count against the limits set forth in subsection
(i) or (ii) above, provided that the additional Shares described in this Section 6(c)(iii) shall only apply once in any fiscal year of the Company with respect to any individual Employee and shall not apply during the fiscal year in which the Employee's employment with the Company commences.

                       (iv) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

                       (v) If an Option or Stock Purchase Right is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option or Stock Purchase Right will be counted against the limits set forth in subsections
(i), (ii) and (iii) above. For this purpose, if the exercise price of an Option or Stock Purchase Right is reduced, the transaction will be treated as a cancellation of the Option or Stock Purchase Right and the grant of a new Option or Stock Purchase Right.

        7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

        9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                       (i) In the case of an Incentive Stock Option

                              (A) granted to an Employee who, at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                              (B) granted to any Employee other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator but in no case shall be less than 85% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                       (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note;

                       (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                       (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                       (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) any combination of the foregoing methods of payment; or

                       (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                   An Option may not be exercised for a fraction of a Share.

                   An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                   Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. In the case of an Incentive Stock Option, such period of time for exercise shall not exceed three (3) months from the date of termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status. However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

               (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while employed with the Company, any options held by such Optionee which are then vested or which would have otherwise vested pursuant to such Optionee's option agreement with the Company within twelve (12) calendar months following the date of death shall be exercisable by the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve (12) months following the date of death (but in no event later than the expiration of the Option's specified term). To the extent that the Optionee was not entitled to exercise an Option at the date of death pursuant to his/her option agreement with the Company or via the acceleration provided in this Paragraph (d), or to the extent that the Optionee's estate or a person who by bequest or inheritance acquired the right to exercise such Option does not exercise such Option within the time and to the extent specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The Administrator shall not set the purchase price for a Stock Purchase Right below the Fair Market Value per share on the date of grant. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

        12. Non-Transferability of Options and Stock Purchase Rights. An Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option or Stock Purchase Right is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        16. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase Right shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                              READ-RITE CORPORATION
                                 1995 STOCK PLAN

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

    Grant Number                                 ____________________________

    Date of Grant                                ____________________________

    Vesting Commencement Date                    ____________________________

    Exercise Price per Share                     $___________________________

    Total Number of Shares Granted               ____________________________

    Total Exercise Price                         $___________________________

    Type of Option:                              ___  Incentive Stock Option

                                                 ___  Nonstatutory Stock Option

    Term/Expiration Date:                        ____________________________


     Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter.

        Termination Period:

        This Option may be exercised for _____ [days/months] after termination of the Optionee's employment or consulting relationship with the Company. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In the event of the Optionee's change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

           If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

           No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash; or

               (b) check; or

               (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal and state tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option.

                       (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                       (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee undergoes a change of status from Employee to Consultant, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status.

               (b) Disposition of Shares.

                       (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                       (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                                 READ-RITE CORPORATION



_________________________________         By:___________________________________
Signature

_________________________________         Title:________________________________
Print Name

_________________________________               ________________________________
Date                                            Date

_________________________________               345 Los Coches Street
Residence Address                               Milpitas, CA  95035

_________________________________

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                        _______________________________________
                                        Spouse of Optionee

                                    EXHIBIT A

                              READ-RITE CORPORATION
                                 1995 STOCK PLAN

                                 EXERCISE NOTICE


Read-Rite Corporation
345 Los Coches Street
Milpitas, California 95035

Attention:  Secretary

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Read-Rite Corporation (the "Company") under and pursuant to the Read-Rite Corporation 1995 Stock Plan (the "Plan") and the Stock Option Agreement dated , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $______, as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                             Accepted by:

PURCHASER:                                READ-RITE CORPORATION


_________________________________         By:___________________________________
Signature

_________________________________         Title:________________________________
Print Name

_________________________________               ________________________________
Date                                            Date

_________________________________               345 Los Coches Street
Residence Address                               Milpitas, CA  95035

_________________________________

PROXY                                                                      PROXY

                             READ-RITE CORPORATION
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints CYRIL J. YANSOUNI and REX S. JACKSON, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Read-Rite Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's facility at 44100 Osgood Road, Fremont, California, on February 24, 1998, at 10:00 a.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified below or, if no specification is made, FOR the election of directors, FOR the proposal to amend the Company's 1995 Stock Plan to increase the number of shares reserved for issuance thereunder, FOR the proposal to amend the Company's 1995 Stock Plan with respect to the maximum shares issuable, thereunder, to an employee in any given fiscal year, FOR the proposal to amend the Company's 1991 Director Option Plan, FOR the appointment of Ernst & Young LLP, as independent auditors, and in accordance with their discretion on such other matters that may be properly come before the meeting.
                THE DIRECTORS RECOMMEND A FOR VOTE ON EACH ITEM.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                THE DIRECTORS RECOMMEND A FOR VOTE ON EACH ITEM.
1. ELECTION OF DIRECTORS: (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THAT NOMINEE'S NAME BELOW.)

                FOR all nominees listed ____                             WITHHOLD AUTHORITY ____
                (except as withheld)                                     to vote for nominees listed
Nominees:          Cyril J. Yansouni         William J. Almon          Michael L. Hackworth
                   John G. Linvill           Matthew J. O'Rourke

2. To amend the Company's 1995 Stock Plan to increase the number of shares reserved for issuance thereunder by 2,250,000 shares.

              FOR ____   AGAINST ____   ABSTAIN ____

3. To amend the Company's 1995 Stock Plan to increase the number of shares that may be granted to an employee in any one fiscal year from 250,000 shares to 500,000 shares, to increase the number of shares that may be granted to an employee upon initial employment from 250,000 shares to 500,000 shares, and to provide that an employee may be granted up to an additional 500,000 shares in any fiscal year (other than the first fiscal year of employment) that the employee receives a promotion.
              FOR ____   AGAINST ____   ABSTAIN ____

4. To amend the Company's 1991 Director Option Plan to increase the number of shares reserved for issuance thereunder by 150,000 shares.

              FOR ____   AGAINST ____   ABSTAIN ____

5. Proposal to ratify the appointment of Ernst & Young LLP, as independent auditors for the 1998 fiscal year.

              FOR ____   AGAINST ____   ABSTAIN ____

 I plan to attend the meeting: YES ____     NO ____

                                                 Signature(s)
                                                 -------------------------------

                                                 -------------------------------

                                                 Dated: , 1998
                                                 (Signature(s) must be exactly
                                                 as name(s) appear on this
                                                 proxy. If signing as attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give full title as such, and,
                                                 if signing for a corporation,
                                                 please give your title. When
                                                 shares are in the names of more
                                                 than one person, each should
                                                 sign this proxy.)